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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): December 7, 1995

                             PITT-DES MOINES, INC.
            (Exact name of registrant as specified in its charter)

Commonwealth of Pennsylvania               I-5259              25-0729430
(State of other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)           File Number)     Identification Number)


3400 Grand Avenue, Pittsburgh, Pennsylvania                      15225
(Address of principal executive offices)                       Zip Code

Registrant's telephone number, including area code:         (412) 331-3000

                                Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by reference, is a copy of the Company's press release dated December 11, 1995 with respect to the litigation between WPPSS and the Company.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibits

            99.1   Press Release dated December 11, 1995..........filed herewith




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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         PITT-DES MOINES, INC.

                                         By:   /s/  R. A. Byers
                                                    R. A. Byers
                                         Vice President, Finance
                                       and Chief Financial Officer



Dated:   December 18, 1995


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                                 EXHIBIT INDEX

Exhibit
Number


99.1        Press Release dated December 11, 1995




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